                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                     HEALTH PLANS CAPITAL SERVICES CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                         PLAN INVESTMENT FUND, INC.
                           225 N. MICHIGAN AVENUE
                           CHICAGO, ILLINOIS 60601

                           -----------------------

                         NOTICE OF ANNUAL MEETING OF
                      PARTICIPATION CERTIFICATE HOLDERS
                        TO BE HELD ON APRIL 21, 1998

                           -----------------------


To:  The Participation Certificate Holders of
     Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate holders of PLAN INVESTMENT FUND, INC. (the "Company") will be held on April 21, 1998, at 1:00 P.M. CST at the Westin O'Hare Hotel, Chicago, IL, for the following purposes:

(1) To elect ten (10) Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent certified public accountants for the Company for the fiscal year ending December 31, 1998; and

(3)  To transact such other business as may properly come before the meeting.

     The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

     Participation Certificate holders of record at the close of business on February 27, 1998, have the right to vote at the meeting.

     Whether or not you now expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by April 9, 1998 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.



March 19, 1998                                Burton X. Rosenberg
                                                   Secretary

                         PLAN INVESTMENT FUND, INC.
                           225 N. MICHIGAN AVENUE
                           CHICAGO, ILLINOIS 60601

                           -----------------------

                               PROXY STATEMENT

                           -----------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the "Company") for use at the Annual Meeting of Participation Certificate holders to be held on April 21, 1998, at 1:00 P.M. CST at the Westin O'Hare Hotel, Chicago, IL (such meeting, including any adjournment thereof, is referred to as the "Meeting"). The Company will bear all proxy solicitation costs. Any Participation Certificate ("PC") holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about March 19, 1998.

The Company currently offers three portfolios - the Government/REPO Portfolio, the Money Market Portfolio and the Short-Term Portfolio. Only PC holders of record at the close of business on February 27, 1998, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 226,837,518.19 Government/REPO Portfolio PCs, 405,024,326.18 Money Market Portfolio PCs and 4,773,576.766 Short-Term Portfolio PCs. Each PC is entitled to one vote. Cumulative voting is not permitted.

Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company's issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company's Annual Report for its Government/REPO, Money Market and Short-Term Portfolios, containing financial statements for the year ended December 31, 1997, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at (800) 441-7764.

If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19885-9628.

                            ELECTION OF TRUSTEES


Ten Trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company's Bylaws. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and, unless contrary instructions are given, intend to vote for the nominees named below.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:


Name, Position &                              Prior Five Years
Length of Service       Age                  Business Experience
-----------------       ---                  --------------------
Howard F. Beacham III   43     September 1997 to Present, Executive Vice
                               President, Blue Cross and Blue Shield of Central
                               New York, Inc.; October 1996 to August 1997,
                               Senior Vice President, Finance, Blue Cross and
                               Blue Shield of Central New York, Inc.; 1993 to
                               September 1996, Vice President, Finance, Blue
                               Cross and Blue Shield of Central New York;
                               January 1996 to Present, Secretary/Treasurer,
                               HMO-CNY, Inc.; 1993 to Present,
                               Secretary/Treasurer BC&S Associates, Inc.

Philip A. Goss*         39     January 1994 to Present, President and Chief
  Trustee since 1994           Executive Officer, Health Plans Capital
  President since 1994         Services Corp., February 1992 to December 1993,
                               Vice President and Chief Operating Officer,
                               Health Plans Capital Services Corp.


Gene Holcomb            54     January 1996 to  Present, President, Blue Cross
  Trustee since 1996           and Blue Shield of Tennessee; April 1994 to
                               Present, President and Chief Executive Officer,
                               Blue Cross and Blue Shield of Memphis; 1993 to
                               April 1994, Executive Vice President,
                               Administration and Chief Financial Officer, Blue
                               Cross and Blue Shield of Memphis.


Steven L. Hooker        43     April 1996 to Present, Chief Financial Officer
  Trustee since 1994(2)        and Treasurer, The Regence Group; April 1993 to
                               August 1996, Senior Vice President, Finance and
                               Treasurer, Blue Cross and Blue Shield of Oregon;
                               April 1993 to January 1997, President, Oregon
                               Pacific States Insurance Company; 1992 to March
                               1993, Vice President, Finance and Treasurer,
                               Blue Cross and Blue Shield of Oregon. Mr. Hooker
                               also serves as a director of Regence Life and
                               Health (formerly known as Oregon Pacific States
                               Insurance Company) and Associated Administrators
                               Inc.

Ronald F. King          50     January 1997 to Present, President and Chief
  Trustee since 1997           Executive Officer, Blue Cross and Blue Shield
  Executive Trustee            of Oklahoma; February 1995 to January 1997,
  since 1998(1)                President and Chief Operating Officer, Blue
                               Cross and Blue Shield of Oklahoma; March 1994
                               to January 1995, Executive Vice President,
                               Operations, Blue Cross and Blue Shield of
                               Oklahoma; September 1993 to February 1994,
                               Senior Vice President, Finance and Corporate
                               Treasurer, Blue Cross and Blue Shield of
                               Oklahoma.

David M. Murdoch*       62     June 15, 1995 to Present, Executive Vice
  Trustee since 1987           President, Franchise Operations, Chief Financial
  Treasurer since              Officer and Treasurer, Blue Cross and Blue Shield
  1994(1)                      Association; July 1993 to June 15, 1995, Senior
                               Vice President, Licensing, Finance and
                               Operations, Blue Cross and Blue Shield
                               Association; February 1992 to June 1993, Senior
                               Vice President, Business Support and Strategy,
                               Blue Cross and Blue Shield Association; 1992
                               through December 1993, President and Chief
                               Executive Officer, Health Plans Capital Services
                               Corp.  Mr. Murdoch also serves as a director of
                               Health Plans Capital Services Corp. and
                               Ravenswood Health Care Medical Center.

Charles R. Long         51     December 1996 to Present, Senior Vice President,
                               Chief Financial Officer and Treasurer, Highmark
                               Inc.; September 1995 to December 1996 Senior Vice
                               President, Finance, Pennsylvania Blue Shield;
                               1993 to August 1995 Partner, Arthur Andersen,
                               LLP.  Mr. Long also serves as a director of
                               numerous wholly owned subsidiaries of Highmark,
                               Inc.

M. Edward Sellers       51     1993 to Present, President and Chief Executive
   Trustee since 1997          Officer, Blue Cross and Blue Shield of South
                               Carolina.

Thomas J. Ward                 1993 to Present, President and Chief Executive
  Trustee since 1993(1) 60     Officer, Blue Cross of Northeastern Pennsylvania.

Sherman M. Wolff               1993 to Present, Senior Vice President and Chief
  Trustee since 1993(2) 57     Financial Officer, Blue Cross and Blue Shield of
                               Illinois. Mr. Wolff also serves as a director of
                               Metropolitan Chicago Leadership Council.

*   May be deemed an "Interested Person", as defined in the Investment
    Company Act of 1940, because he is an officer or Director of the Company's administrator, Health Plans Capital Services Corp.

(1) Member of the Nominating Committee

(2) Member of the Short-Term Portfolio Code of Ethics Committee


The Board of Trustees met three times during the Company's last fiscal year. Trustees Holcomb, Long, Ward and Wolff attended less than 75% of the fiscal year meetings of the Board of Trustees held during the period they were Trustees. As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of February 27, 1998, these Trustee nominees' employers owned or controlled the following:


                           Government/REPO   Money Market     Short-Term
         Trustee            Portfolio PCs    Portfolio PCs   Portfolio PCs
         -------           ---------------   -------------   -------------
    Howard F. Beacham III     8,248,878.05    8,161,481.74               0
    Philip A. Goss           15,103,119.11    4,399,568.49     194,482.871
    Gene Holcomb                         0    5,000,000.00               0
    Steven L. Hooker          4,000,000.00    3,050,000.00               0
    Ronald F. King                       0    6,456,775.30   1,110,838.655
    Charles R. Long                      0   30,302,278.36     199,235.291
    David M. Murdoch         15,500,000.00   52,360,025.24     654,582.124
    M. Edward Sellers        22,397,312.98      943,408.92               0
    Thomas J. Ward                       0    5,189,528.03               0
    Sherman M. Wolff                     0   62,205,321.96   1,567,910.647


The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

Trustees who may be deemed Interested Persons are also Directors of Health Plans Capital Services Corp. ("CSC"), 225 N. Michigan Avenue, Chicago, IL, 60601. CSC has been retained to act as administrator for the Company. For the services provided and expenses assumed by CSC as administrator, CSC is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio's average annual net assets. For the fiscal year ended December 31, 1997, CSC was paid $35,133 and voluntarily waived $63,624 of the $98,757 which CSC was entitled to as the fee payable for its services as administrator for the Government/REPO Portfolio. For the fiscal year ended December 31, 1997, CSC was paid $255,012 and voluntarily waived $3,270 of the $258,282 which CSC was entitled to as the fee payable for its services as administrator for the Money Market Portfolio. For the fiscal year ended December 31, 1997, CSC was paid $20,475 and voluntarily waived $5,623 of the $26,098 which CSC was entitled to as the fee payable for its services as administrator for the Short-Term Portfolio. As of February 27, 1998, CSC had earned $6,324, after voluntary fee waivers, as administrator for the Government/REPO Portfolio, $36,407 , after voluntary fee waivers, as administrator for the Money Market Portfolio and $3,017, after voluntarily fee waivers, as administrator for the Short-Term Portfolio, in 1998.

The Company has no standing Audit or Compensation Committee. The Company's Nominating Committee, which was established December 10, 1987, gathers information and makes recommendations to the Board of Trustees on potential nominees for election as Trustees of the Company. The Nominating Committee, consisting of Messrs. Albert F. Antonini, David M. Murdoch and Thomas F. Ward, most recently met on January 8, 1998. Mr. Murdoch may be deemed an "Interested Person", as defined in the Investment Company Act of 1940, because he is a Director of the Company's administrator, Health Plans Capital Services Corp. The Nominating Committee will consider PC holder recommendations of potential nominees that are submitted in writing and received by the Company at its principal office by the November 30 preceding the next regularly scheduled Annual Meeting of PC holders.


                RATIFICATION OR REJECTION OF THE SELECTION OF
                  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Coopers & Lybrand L.L.P. has been selected by the Board of Trustees, including a majority of the Board of Trustees who are not Interested Persons, as independent certified public accountants for the Company for the fiscal year ending December 31, 1998. The Trustees originally selected Coopers & Lybrand L.L.P. at a meeting held August 8, 1985, and reconfirmed this selection for the 1998 fiscal year at a meeting held January 21, 1998. The ratification or rejection of the selection of independent certified public accountants for the 1998 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Coopers & Lybrand L.L.P. unless contrary instructions are given. The selection of independent certified public accountants is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940.

Coopers & Lybrand L.L.P. has been the Company's auditor since the Company's inception of operations and has no direct or material indirect financial interest in the Company. It is expected that a representative of the firm will be present at the Meeting to make a statement if desired and to respond to appropriate questions.

                           ADDITIONAL INFORMATION

OFFICERS

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:


                                      Prior Five Years
Name & Position         Age           Business Experience
---------------         ---           -------------------
Dale E. Palka           49            December 1996 to Present, Executive
Assistant Secretary                   Director, Investment Programs, Health
  since 1997                          Plans Capital Services Corp.; 1993 to
                                      December 1996, Director of Investments,
                                      Blue Cross and Blue Shield of Michigan

Burton X. Rosenberg     57            1993 to Present, Partner, Seyfarth, Shaw,
  Secretary                           Fairweather & Geraldson
  since 1989


The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Messrs. Goss and Palka are employees of, and receive compensation from, CSC, the Company's administrator. Mr. Rosenberg is a partner of, and receives compensation from, Seyfarth, Shaw, Fairweather & Geraldson, the Company's legal counsel. Legal fees and expenses paid to Seyfarth, Shaw, Fairweather & Geraldson by the Company for the last fiscal year were $29,966.


SIGNIFICANT OWNERS

On February 27, 1998, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                           Number of     Percent of
Name and Address of Owner                  PCs Owned      Portfolio
-------------------------                  ---------     ----------
Blue Cross and Blue Shield
  of Massachusetts                       72,960,767.80      32.2%
100 Summer Street
Boston, MA  02110

Capital Blue Cross                       58,165,000.00      25.6%
2500 Elmerton Avenue
Harrisburg, PA  17110

Independence Blue Cross                  22,190,106.71       9.8%
1901 Market Street
Philadelphia, Pa  19103


Blue Cross and Blue Shield               22,397,312.98       9.9%
 of South Carolina
I-20 East at Alpine Road
Columbia, SC 29219

Blue Cross and Blue Shield Association   15,500,000.00       6.8%
225 N. Michigan Avenue
Chicago, IL 60601

Health Plans Capital Services Corp.      15,103,119.11       6.7%
225 N. Michigan Avenue
Chicago, IL  60601

On February 27, 1998, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                           Number of     Percent of
Name and Address of Owner                  PCs Owned      Portfolio
-------------------------                  ---------     ----------
Blue Shield of California                31,823,362.21       7.9%
50 Beale Street
San Francisco, CA  94105

Hawaii Medical Services Association      22,385,128.28       5.5%
818 Keeaumoku Street
Honolulu, HI  96814

Health Care Service Corporation          62,205,321.96      15.4%
300 E. Randolph Street
Chicago, IL  60601

Blue Cross and Blue Shield of Kansas     29,370,717.50       7.3%
1133 Topeka Avenue
Topeka, KS  66629

Blue Cross and Blue Shield               20,625,169.64       5.1%
  of New Jersey
3 Penn Plaza East
Newark, NJ  07105

Finger Lakes Blue Cross
  and Blue Shield                        21,470,982.53       5.3%
150 East Main Street
Rochester, NY  14647

Highmark, Inc.                           30,302,278.36       7.5%
120 Fifth Avenue
Pittsburgh, PA  15222

Blue Cross and Blue
  Shield Association                     52,360,025.24      12.9%
225 N. Michigan Avenue
Chicago, IL  60601

On February 27, 1998, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Short-Term Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                           Number of     Percent of
Name and Address of Owner                  PCs Owned      Portfolio
-------------------------                  ---------     ----------
Blue Cross and Blue Shield                 424,875.489       8.9%
 of Connecticut
370 Bassett Road
North Haven, CT  06473

Health Care Service Corporation          1,567,910.647      32.8%
300 E. Randolph Street
Chicago, IL 60601

Blue Cross and Blue Shield of Oklahoma   1,110,838.655      23.3%
1215 S. Boulder Avenue
Tulsa, OK  74102

Blue Cross and Blue Shield Association     654,582.124      13.7%
225 N. Michigan Avenue
Chicago, IL  60601

INVESTMENT ADVISORS

The investment advisor for the Government/REPO Portfolio and the Money Market Portfolio is PNC Institutional Management Corporation, 400 Bellevue Parkway, Wilmington, DE, 19809. The investment advisor for the Short-Term Portfolio is Neuberger & Berman, LLC, 605 Third Avenue, New York, NY, 10158.

PC HOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 1999 must be received by the Company at its principal office not later than November 30, 1998 in order for it to be included in the Company's proxy materials relating to such Annual Meeting.

OTHER MATTERS

Management at present knows of no other business to be presented at the Meeting or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.


Dated: March 19, 1998

        PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND
       WHO WISH TO HAVE THEIR PCS VOTED ARE REQUESTED TO DATE AND SIGN
                 THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                         PLAN INVESTMENT FUND, INC.
                           225 N. MICHIGAN AVENUE
                           CHICAGO, ILLINOIS 60601

                           -----------------------

          PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES FOR
             ANNUAL MEETING OF PARTICIPATION CERTIFICATE HOLDERS
                        TO BE HELD ON APRIL 21, 1998

                           -----------------------

The undersigned Participation Certificate ("PC") holder of Plan Investment Fund, Inc. does hereby appoint Philip A. Goss and David M. Murdoch, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Participation Certificate holders to be held on April 21, 1998, at the Westin O'Hare Hotel, Chicago, IL, at 1:00 P.M. CST and at all adjournments thereof, and thereat to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1. ELECTION OF TEN TRUSTEES

Instructions: To vote for individual nominees, place an "X" on the line next to each such nominee, up to a total of ten individual nominees. UNLESS THE AUTHORITY TO VOTE FOR A NOMINEE IS WITHHELD OR UNLESS OTHERWISE SPECIFIED, AUTHORITY IS DEEMED GRANTED TO VOTE FOR THE ELECTION OF SUCH NOMINEE.


                                                            Withhold
                                                    Vote   Authority
               Name of Management Nominee           For     to Vote
               --------------------------           ---     -------
               All of the nominees listed below
                 or individually                    ---     -------

               Howard F. Beacham III
                                                    ---     -------
               Philip A. Goss
                                                    ---     -------
               Gene Holcomb
                                                    ---     -------
               Steven L. Hooker
                                                    ---     -------
               Ronald F. King
                                                    ---     -------
               Charles R. Long
                                                    ---     -------
               David M. Murdoch
                                                    ---     -------
               M. Edward Sellers
                                                    ---     -------
               Thomas J. Ward
                                                    ---     -------
               Sherman M. Wolff
                                                    ---     -------

               Name of additional nominee(s)

               -----------------------------        ---

               -----------------------------        ---

               -----------------------------        ---


2. RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Ratify selection of Coopers & Lybrand L.L.P. as independent certified public accountants for the fiscal year ending December 31, 1998.

     (Accountants)                FOR         AGAINST         ABSTAIN
                              ----        ----            ----


3. OTHER BUSINESS

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

     (Other Business)             FOR         AGAINST         ABSTAIN
                              ----        ----            ----

THE PCS REPRESENTED BY THIS PROXY SHALL BE VOTED AS INSTRUCTED, PROVIDED THAT IF NO INSTRUCTION IS GIVEN FOR A PARTICULAR MATTER, THIS PROXY CONFERS AUTHORITY TO VOTE -

(A) FOR THE ELECTION OF THE NOMINATING COMMITTEE'S SLATE OF TRUSTEES SET FORTH IN PARAGRAPH 1 ABOVE;

(B) FOR RATIFICATION OF ACCOUNTANTS SET FORTH IN PARAGRAPH 2 ABOVE; AND

(C) FOR THE RECOMMENDATIONS OF MANAGEMENT WITH RESPECT TO SUCH OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING (OR ANY ADJOURNMENT(S) THEREOF).


                              Dated:          , 1998
                                    -----------


                              ----------------------------------------
                                             (Signature)


                              ----------------------------------------
                                               (Title)


THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O PFPC INC., P. O. BOX 8950, WILMINGTON, DELAWARE, 19885-9628.





                                      2